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Wendy’s Breakfast Update
David Karam
President

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Breakfast Program
Near-term Success and Long-term Sustainability
Our strategy
Market test status
Future plans

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QSR Annual Sales - Hamburger
Breakfast Opportunity
~23%
of Traffic
$7 bil
Late Night
$42 bil
Core
$13 bil
Breakfast

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Breakfast
QSR Traffic - Breakfast vs. Dinner
Breakfast Opportunity
2002
2009
+13%
Dinner
2002
2009
-8%

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Breakfast - Our Opportunity
— Wendy’s is only major QSR Hamburger
 chain not serving breakfast
— AUVs $1.4 million without breakfast
— National implementation of breakfast
 can add $140,000-150,000 to AUVs

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Our Strategy

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Most extensive research
in Wendy’s history

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“made fresh for you”
The Real Choice in Breakfast

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— Phase 1 - developing
 and testing menu
— Phase 2 - improving profitability
 and operations
— Phase 3 - expanding to
 additional markets

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Artisan
Egg Sandwich

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Buttermilk
Biscuits
Multi-grain
Tortillas
Sourdough
Panini

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Warm
Oatmeal Bars
Home-style
Potatoes

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100%
Arabica Beans

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Pittsburgh
Kansas City
Phoenix
Shreveport

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Comprehensive
Marketing Approach
TV, Radio, Online, Print & Billboards

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Consumer Validation
2010 Market Test Results
— Overall exceptional ratings from
 first-time visitors
— High repurchase intent indicated

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— Sale and transactions up 30-40%
— Identified key demographic and
 geographic factors that drive
 breakfast sales
Financial Results
2010 Market Test Results

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Wendy’s Breakfast Update
Steve Farrar
Chief Operating Officer

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— Phase 1 - developing
 and testing menu
— Phase 2 - improving profitability
 and operations
— Phase 3 - expanding to
 additional markets

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Phase 2
Improving Profitability
and Operations
— Refining financial model to
 heighten breakfast margins
— Codifying operational procedures
 for efficiency

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Phase 2
Improving Profitability
and Operations

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— Coffee and other
 new products
— Menuboard merchandising
 improvements for combos
 and beverages
Phase 2
Improving Profitability
and Operations

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Phase 2
Consumer Experience

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— Phase 1 - developing
 and testing menu
— Phase 2 - improving profitability
 and operations
— Phase 3 - expanding to
 additional markets

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2011 Breakfast Expansion Timeline
Q4
2011
Q2
2011
Q3
2011
Q1
2011
2010
1,000
STORES
YE
2011
CONVERT 300 OLD MENU STORES
NEW MENU
LAUNCH
LOUISVILLE &
SAN ANTONIO
ADDITIONAL
MARKETS

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